UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2015

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Indentures and the Notes
On February 23, 2015, Family Tree Escrow, LLC (the “Escrow Issuer”), a wholly owned subsidiary of Dollar Tree, Inc. (the “Company”), completed its previously announced offering of $750,000,000 aggregate principal amount of its 5.250% senior notes due 2020 (the “2020 notes”) and $2,500,000,000 aggregate principal amount of its 5.750% senior notes due 2023 (the “2023 notes”, and together with the 2020 notes, the “notes”). The notes were offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. The notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.
The Company expects to use the proceeds of the notes to finance in part its pending acquisition (the “Acquisition”) of Family Dollar Stores, Inc. (“Family Dollar”). The proceeds of the 2020 notes and the 2023 notes will be held in, and secured by liens on, separate escrow accounts with U.S. Bank National Association, as escrow agent (the “Escrow Agent”), pending consummation of the Acquisition. It is expected that, in connection with the consummation of the Acquisition, the Escrow Issuer will merge with and into the Company, the Company will assume the obligations in respect of the notes, and the notes will be jointly and severally guaranteed on an unsecured, unsubordinated basis, subject to certain exceptions, by each of the Company’s subsidiaries that guarantees the obligations under the Company’s new senior secured credit facilities or certain other indebtedness, including Family Dollar and certain of its subsidiaries (the “Guarantors”).
The 2020 notes, which mature on March 1, 2020, were issued pursuant to an indenture, dated as of February 23, 2015, between the Escrow Issuer and U.S. Bank National Association, as trustee (the “2020 notes indenture”). The 2023 notes, which mature on March 1, 2023, were issued pursuant to an indenture, dated as of February 23, 2015, between the Escrow Issuer and U.S. Bank National Association, as trustee (the “2023 notes indenture”, and together with the 2020 notes indenture, the “indentures”).
The indentures provide that if the Acquisition is not consummated before August 28, 2015, if the Escrow Agent has not received certain additional monthly deposits by certain dates, or upon the occurrence of certain other events, the notes will be subject to a special mandatory redemption at a price of 100% of the gross proceeds of the notes offered, plus accrued and unpaid interest to, but excluding, the date of redemption.
The Escrow Issuer will pay interest on the notes semiannually on March 1 and September 1 of each year, commencing on September 1, 2015.
In addition to the special mandatory redemption described above, the Escrow Issuer may redeem some or all of the 2023 notes at any time and from time to time prior to March 1, 2018 and some or all of the 2020 notes at any time and from time to time prior to March 1, 2017, in each case, at a price equal to 100% of the principal amount of the notes to be redeemed plus a ‘‘make-whole’’ premium, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The Escrow Issuer may redeem some or all of the 2023 notes at any time and from time to time on or after March 1, 2018 and some or all of the 2020 notes at any time and from time to time on or after March 1, 2017, in each case, at certain specified redemption prices, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the Escrow Issuer may redeem up to 40% of the aggregate principal amount of the 2023 notes at any time and from time to time prior to March 1, 2018 and up to 40% of the aggregate principal amount of the 2020 notes at any time and from time to time prior to March 1, 2017, in each case, with the net proceeds of certain equity offerings at a price of 105.750%, in the case of the 2023 notes, and 105.250%, in the case of the 2020 notes, of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The indentures contain covenants that, from and after the date of the Acquisition, will limit the ability of the Company and certain of its subsidiaries to, among other things and subject to certain significant exceptions: (i) incur, assume or guarantee additional indebtedness; (ii) declare or pay dividends or make other distributions with respect to, or purchase or otherwise acquire or retire for value, equity interests; (iii) make any principal payment on, or redeem or repurchase, subordinated debt; (iv) make loans, advances or other investments; (v) incur liens; (vi) sell or otherwise dispose of assets, including capital stock of subsidiaries; (vii) consolidate or merge with or into, or sell all or substantially all assets to, another person; and (viii) enter into transactions with affiliates. The indentures also provide for certain events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding notes under the applicable indenture to be declared immediately due and payable.
The foregoing description of the indentures is not intended to be complete and is qualified in its entirety by reference to the indentures, copies of which are attached hereto as 4.1 and 4.2, and incorporated herein by reference.
Registration Rights Agreements
On February 23, 2015, the Escrow Issuer and the Company entered into a registration rights agreement related to the 2020 notes and a registration rights agreement related to the 2023 notes (together the “registration rights agreements”), each with J.P. Morgan Securities LLC, as representative of the initial purchasers of the notes. It is expected that, in connection with the consummation of the Acquisition, the Guarantors will execute a joinder agreement to each of the registration rights agreements to become parties thereto.
Pursuant to the registration rights agreements, the Company and the Guarantors will (among other obligations), after the consummation of the Acquisition, use commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to an offer to exchange each of the 2020 notes and the 2023 notes for registered notes with substantially identical terms in all material respects, and to have such registration statement declared effective under the Securities Act on or prior to the 365 days after the consummation of the Acquisition (the “Target Registration Date”). A “Registration Default” will occur if, among other things, the Company and the Guarantors fail to comply with this requirement or if the exchange offer is not consummated within 40 business days following the Target Registration Date. If a Registration Default occurs with respect to the 2020 notes or the 2023 notes, the annual interest rate of the 2020 notes or the 2023 notes, as applicable, will be increased by 0.25% per annum for the first 90-day period beginning on the day immediately following the day the Registration Default occurred, and will increase by 0.25% per annum with respect to each subsequent 90-day period, in each case until and including the date the Registration Default is cured, up to a maximum additional interest rate of 1.00% per annum.
The foregoing description of the registration rights agreements is not intended to be complete and is qualified in its entirety by reference to the registration rights agreements, copies of which are attached hereto as 4.3 and 4.4, and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.
Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and information about our current and future prospects and our operations and financial results are based on currently available information. Various risks, uncertainties and other factors could cause actual future results and financial performance to vary significantly from those anticipated in such statements. The forward looking statements contained herein include assumptions about our operations, such as cost controls and market conditions, and certain plans, activities or events which we expect will or may occur in the future and relate to, among other things, the business combination transaction involving Dollar Tree and Family Dollar, the financing of the proposed transaction, the benefits, results, effects, timing and certainty of the proposed transaction, future financial and operating results, expectations concerning the antitrust review process for the proposed transaction and the combined company’s plans, objectives, expectations (financial or otherwise) and intentions.

Risks and uncertainties related to the Acquisition and the financing thereof include, among others: the risk that regulatory approvals required for the Acquisition are not obtained on the proposed terms and schedule, including in respect of anticipated divestitures, or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of the Acquisition are not satisfied; the risk that the financing required to fund the transaction is not obtained, or is obtained on terms other than those previously disclosed; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Acquisition; uncertainties as to the timing of the Acquisition; competitive responses to the proposed Acquisition; response by activist stockholders to the Acquisition; costs and difficulties related to the integration of Family Dollar’s business and operations with Dollar Tree’s business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by the Acquisition; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed transaction and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from the Acquisition; litigation relating to the Acquisition; the outcome of pending or potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Consequently, all of the forward-looking statements made by Dollar Tree, in this and in other documents or statements are qualified by factors, risks and uncertainties, including, but not limited to, those set forth under the headings titled “A Warning About Forward-Looking Statements” and “Risk Factors” in Dollar Tree’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, Dollar Tree’s Quarterly Reports on Form 10-Q for the quarters ended May 3, 2014, August 2, 2014 and November 1, 2014, and other reports filed by Dollar Tree with the SEC, which are available at the SEC’s website http://www.sec.gov.

Please read our “Risk Factors” and other cautionary statements contained in these filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Dollar Tree undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law. As a result of these risks and others, actual results could vary significantly from those anticipated herein, and our financial condition and results of operations could be materially adversely affected.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of February 23, 2015, by and between Family Tree Escrow, LLC and U.S. Bank National Association, as trustee, relating to the 5.250% senior notes due 2020
4.2	Indenture, dated as of February 23, 2015, by and between Family Tree Escrow, LLC and U.S. Bank National Association, as trustee, relating to the 5.750% senior notes due 2023
4.3
Registration Rights Agreement, dated as of February 23, 2015, by and among Dollar Tree, Inc., Family Tree Escrow, LLC and J.P. Morgan Securities LLC, as representative of the initial purchasers, relating to the 5.250% senior notes due 2020

4.4
Registration Rights Agreement, dated as of February 23, 2015, by and among Dollar Tree, Inc., Family Tree Escrow, LLC and J.P. Morgan Securities LLC, as representative of the initial purchasers, relating to the 5.750% senior notes due 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR TREE, INC.

Date: February 23, 2015	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of February 23, 2015, by and between Family Tree Escrow, LLC and U.S. Bank National Association, as trustee, relating to the 5.250% senior notes due 2020
4.2	Indenture, dated as of February 23, 2015, by and between Family Tree Escrow, LLC and U.S. Bank National Association, as trustee, relating to the 5.750% senior notes due 2023
4.3
Registration Rights Agreement, dated as of February 23, 2015, by and among Dollar Tree, Inc., Family Tree Escrow, LLC and J.P. Morgan Securities LLC, as representative of the initial purchasers, relating to 5.250% senior notes due 2020

4.4
Registration Rights Agreement, dated as of February 23, 2015, by and among Dollar Tree, Inc., Family Tree Escrow, LLC and J.P. Morgan Securities LLC, as representative of the initial purchasers, relating to 5.750% senior notes due 2023